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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 10, 2000 incorporated by reference in Quaker Fabric Corporation's Form 10-K for the year ended January 1, 2000, and to all references to our Firm included in this registration statement.


                                       /s/ Arthur Andersen LLP

Boston, Massachusetts
July 17, 2000